UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2024

Velo3D, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Lakeview Court,
Fremont,	California	94538
(Address of principal executive offices)		(Zip Code)

(408) 610-3915

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	VLD	New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $402.50 per share	VLD WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Cost Associated with Exit or Disposal Activities.

On August 9, 2024, Velo3D, Inc. (the “Company”) announced a reduction in force plan to streamline its business operations, reduce costs and create further operating efficiencies, which is expected to affect approximately 63 employees globally, representing approximately 30% of the Company’s workforce. In connection with the reduction in force, the Company currently estimates it will incur approximately $1.1 to 1.7 million of costs, consisting primarily of personnel expenses such as wages and other benefits. The majority of the cash payments related to these expenses will be paid out during the fourth quarter of 2024. The reduction in force is expected to be completed by the end of October 2024.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1996 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the expected costs and benefits associated with the reduction in force as well as the Company’s timeline for completing the reduction in force and recognition of associated costs, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 3, 2024, and its subsequent Quarterly Reports on Form 10-Q. Any of these risks and uncertainties could materially and adversely affect the Company’s business, financial condition and results of operations, which could, in turn, have a significant and adverse impact on the price of the Company’s securities. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date:	August 13, 2024	By:	/s/ Bradley Kreger
		Name:	Bradley Kreger
		Title:	Chief Executive Officer